UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event report): August 6, 2013

EVERTEC, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Puerto Rico	001-35872	66-0783622
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Cupey Center Building, Road 176 Kilometer 1.3, San Juan, Puerto Rico	00926
(Address of principal executive offices)	(Zip Code)

(787) 759-9999

(Registrant’s telephone number, including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 31, 2013, a subsidiary of Popular, Inc. (“Popular”) sold all of the issued and outstanding stock (the “TRANRED Sale”) of TARJETAS Y TRANSACCIONES EN RED TRANRED, C.A. (“TRANRED”) to an unaffiliated third party (the “Purchaser”). In connection with the TRANRED Sale, EVERTEC Group, LLC (“EVERTEC Group”), a subsidiary of EVERTEC, Inc. (the “Company”), entered into agreements on July 31, 2013 with two stockholders of the Company, Popular and AP Carib Holdings, Ltd. (“AP Carib”).

Popular, EVERTEC Group and TRANRED entered into an agreement (the “Termination Agreement”) to terminate, subject to certain obligations surviving such termination, the Venezuela Transition Services Agreement dated as of September 29, 2010, as amended, pursuant to which EVERTEC Group provided transition services to TRANRED. EVERTEC Group and/or its subsidiaries will continue to provide services to TRANRED following the TRANRED Sale through a new services agreement entered into between a subsidiary of EVERTEC Group and the Purchaser.

EVERTEC Group, Popular and AP Carib also entered into an amendment (the “Merger Agreement Amendment”) to the Agreement and Plan of Merger dated as of June 30, 2010, as amended. Among other things, the Merger Agreement Amendment limits the scope of certain of Popular’s indemnity obligations to EVERTEC Group, AP Carib and the other indemnified parties thereunder, to the extent related to TRANRED and its business, to any indemnifiable losses that arise out of or are related to the ownership, conduct and operation of TRANRED or its business on or before the date of the TRANRED Sale.

The description of the Termination Agreement and the Merger Agreement Amendment contained herein is qualified in its entirety by reference to the full text of such agreements, which are attached hereto as Exhibits 10.1 and 10.2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit

10.1	Agreement for Termination of Transition Services Agreement, dated as of July 31, 2013, by and among Popular, Inc., EVERTEC Group, LLC and TARJETAS Y TRANSACCIONES EN RED TRANRED, C.A.

10.2	Letter Agreement re: amendment to Merger Agreement, dated as of July 31, 2013, by and among Popular, Inc., EVERTEC Group, LLC (on behalf of itself and as successor in interest to Carib Acquisition, Inc.) and AP Carib Holdings, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERTEC, Inc. (Registrant)

Date: August 6, 2013	By:	/s/ Juan J. Roman
	Name:	Juan J. Roman
	Title:	Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

10.1	Agreement for Termination of Transition Services Agreement, dated as of July 31, 2013, by and among Popular, Inc., EVERTEC Group, LLC and TARJETAS Y TRANSACCIONES EN RED TRANRED, C.A.

10.2	Letter Agreement re: amendment to Merger Agreement, dated as of July 31, 2013, by and among Popular, Inc., EVERTEC Group, LLC (on behalf of itself and as successor in interest to Carib Acquisition, Inc.) and AP Carib Holdings, Ltd.